UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2013
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ronald W. Jibson to the Board of Directors

On September 18, 2013, the Boards of Directors of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("Idaho Power") appointed Ronald W. Jibson as a director, effective immediately, to serve until the next annual meeting of shareholders scheduled to be held in May 2014. Mr. Jibson will be subject to annual election thereafter. Mr. Jibson was also appointed to the Compensation Committee of the IDACORP and Idaho Power Boards of Directors.

Mr. Jibson, age 60, has served as the President and Chief Executive Officer and a director of Questar Corporation since June 2010. He was appointed Chairman of the Board of Questar Corporation in July 2012. Mr. Jibson is also President and Chief Executive Officer of both Wexpro Company and Questar Gas Company, and is Chairman of the Board of Directors of Questar Pipeline Company.

The Board of Directors has determined that Mr. Jibson is independent under the applicable listing standards of the New York Stock Exchange. There is no arrangement or understanding between Mr. Jibson and any other person pursuant to which he was elected as a director of IDACORP or Idaho Power. Additionally, there is no transaction between Mr. Jibson and IDACORP or Idaho Power that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment to the Boards of Directors, on October 1, 2013, Mr. Jibson will receive a prorated stock payment of approximately $20,000 in value of IDACORP common stock in accordance with the terms of the IDACORP, Inc. Non-Employee Director Stock Compensation Plan, as amended ("Director Stock Plan"). A copy of the Director Stock Plan has been previously filed with the Securities and Exchange Commission (File No. 1-14456, 1-3198) as Exhibit 10.26 to the Form 10-K for the year ended December 31, 2011, filed on February 22, 2012. Other elements of his compensation as a member of the Boards of Directors will be consistent with the compensation received by other non-employee members of the Boards of Directors, as disclosed in IDACORP's Schedule 14A definitive proxy statement, prorated for a partial year of service in 2013.

Also in connection with his appointment to the Boards of Directors, Mr. Jibson and IDACORP executed a director indemnification agreement that provides, among other things, that IDACORP will indemnify and hold Mr. Jibson harmless for losses and expenses resulting from claims arising out of, or related to, the fact that he is or was a director of IDACORP or its subsidiaries. The form of indemnification agreement has been previously filed with the Securities and Exchange Commission (File No. 1-14465, 1-3198) as Exhibit 10(h)(xx) to the Form 10-Q for the quarter ended September 30, 2006, filed on November 2, 2006.

Appointment of Darrel T. Anderson to the Board of Directors

On September 19, 2013, the Boards of Directors of IDACORP and Idaho Power appointed Darrel T. Anderson as a director, effective immediately, to serve until the next annual meeting of shareholders scheduled to be held in May 2014. Mr. Anderson will be subject to annual election thereafter. Mr. Anderson was not appointed to any committees of the Boards of Directors in connection with his appointment as a director.

Mr. Anderson, age 55, has served as the Executive Vice President - Administrative Services and Chief Financial Officer of IDACORP since October 2009 and as the President and Chief Financial Officer of Idaho Power since January 2012.

There is no arrangement or understanding between Mr. Anderson and any other person pursuant to which he was elected as a director of IDACORP or Idaho Power. Additionally, there is no transaction between Mr. Anderson and IDACORP or Idaho Power that would require disclosure under Item 404(a) of Regulation S-K.

During such time as Mr. Anderson is an employee of IDACORP and Idaho Power, he will not be entitled to additional compensation for his role as a director of IDACORP or Idaho Power, and will not be eligible to participate in the Director Stock Plan. In connection with his appointment to the Boards of Directors, Mr. Anderson and IDACORP executed a director indemnification agreement that provides, among other things, that IDACORP will indemnify and hold Mr. Anderson harmless for losses and expenses resulting from claims arising out of, or related to, the fact that he is or was a director of IDACORP or its subsidiaries. The form of indemnification agreement has been previously filed with the Securities and Exchange Commission (File No. 1-14465, 1-3198) as Exhibit 10(h)(xx) to the Form 10-Q for the quarter ended September 30, 2006, filed on November 2, 2006.

Item 7.01 Regulation FD Disclosure.

On September 19, 2013, IDACORP issued a press release announcing the director appointments described above under Item 5.02 of this report and that the IDACORP Board of Directors approved an increase in the quarterly dividend on IDACORP common stock, as discussed below under Item 8.01 of this report. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On September 19, 2013, IDACORP's Board of Directors approved an increase in the quarterly dividend on IDACORP common stock from $0.38 per share to $0.43 per share. The quarterly dividend is payable December 2, 2013 to IDACORP shareholders of record on November 6, 2013.

The dividends IDACORP pays remain in the discretion of the IDACORP Board of Directors who, when evaluating the dividend amount, take into account factors such as current and projected capital requirements, the company's liquidity position and earnings, the competitiveness of the dividend yield, business cycles, credit rating impacts, legal requirements, long-term financial and operational sustainability, and other factors.

Forward-Looking Statements

In addition to the historical information contained in this report, this report (including its exhibit) contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those regarding IDACORP's expectations with respect to the timing and amount of dividend payouts, its ability to pay and increase its dividend, and management's anticipated recommendation of a dividend increase. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in such statements are included in IDACORP's Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the U.S. Securities and Exchange Commission on February 21, 2013, and subsequent reports filed by IDACORP and its subsidiary, Idaho Power, with the U.S. Securities and Exchange Commission. Dividend declarations and the dividend rate are at the discretion of IDACORP's board of directors and depend on numerous factors, including those described in IDACORP's and Idaho Power's filings with the U.S. Securities and Exchange Commission. IDACORP's expectations with respect to dividends may be affected by current and projected capital requirements, IDACORP's liquidity position and earnings, capital expenditures, changes in cash flow, the competitiveness of the dividend yield, business cycles, credit rating impacts, legal requirements and changes in laws and regulations, long-term financial and operational sustainability, changes in tax laws, and other factors. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. press release dated September 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  September 19, 2013
IDACORP, INC.
By:   /s/ J. LaMont Keen
J. LaMont Keen
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ J. LaMont Keen
J. LaMont Keen
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDACORP, Inc. press release dated September 19, 2013